American United Life Pooled Equity Fund B
Board of Managers

James W. Murphy, Chairman
Senior Vice President, Corporate Finance, AUL

Ronald D. Anderson
Professor, School of Business,
Indiana University, Indianapolis, Indiana

Leslie Lenkowsky
Indiana University Center of Philanthropy,
Indianapolis, Indiana

R.Stephen Radcliffe
Executive Vice President, AUL

James P. Shanahan
Senior Vice President, Pension Division, AUL


Richard A. Aacker Secretary to the
Board, Associate General Counsel, AUL

Custodian
National City Bank
Indianapolis, Indiana

Legal Counsel
Ice Miller Donadio & Ryan
Indianapolis, Indiana

Investment Manager
American United Life Insurance Company Indianapolis, Indiana
G. David Sapp,
Senior Vice President, Investments

This Report and the financial statements contained herein are for the general information of the partici-pants. The report is not to be distributed to pro-spective investors as sales literature unless preceded or accompanied by an effective Prospectus which contains further information concerning the sales charge and other pertinent information.

American United Life Pooled Equity Fund B Annual Report as of
December 31, 1997

A Message From The Chairman of the Board of Managers

To All  Participants in Fund B

The U.S. economy continued to surprise investors with its performance during 1997. The current seven year expansion has been unique in that economic growth has remained moderate while inflationary pressures have been subdued. The inflation rate actually declined during 1997, allowing the Federal Reserve to hold monetary policy steady during the last nine months of the year. Other positive economic factors during the year included lower interest rates, higher productivity and improved corporate profit margins.

Equity investors were richly rewarded during the past year with the Dow Jones Industrial Average and the S&P 500 (commonly quoted equity indices) both achieving double digit returns. During 1997, equity investors reacted positively to the combination of slow growth and moderate inflation. However, the volatility of returns increased dramatically during the second half of the year as investors became fearful that corporations would experience a decline in profit growth during 1998. Severe weakness in Asia and Latin America was another principal catalyst causing increased volatility.

At the present time, most economists are expecting economic growth to decelerate in 1998 as a result of weaker domestic demand and momentum lost from foreign trade. Slower growth does have some positive aspects. However, equity investors remain focused on the possibility of weaker corporate profits.

Equity investors have now experienced three years of phenomenal equity returns, returns which are substantially higher than the long-term averages. The major stock indices could still post further gains during 1998, but the opportunity to dramatically outperform the long-term averages becomes extremely limited.

Investment performance for Fund B for calendar year 1997 was 31.2%. This performance is net of investment advisory fees but does not reflect mortality and expense risk charges and other charges that may be incurred when investing in a variable annuity contract. We suggest your careful review of the Portfolio Manager comments found on the following pages comparing this return to other indices.

James W. Murphy
Chairman of the Board of Managers
Indianapolis, Indiana
January 20, 1998

A Message From Kathryn Hudspeth,
Portfolio Manager of Fund B

Fund B invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. Using a bottom-up approach, the Portfolio concentrates on companies which appear undervalued compared to the market and their own historic valuation levels. Other important considerations include management ability, free cashflow, insider ownership and industry dominance.

The year 1997 was another impressive year for the stock market with domestic equity returns easily outpacing bonds, cash and international market indices. Although the Federal Reserve did intervene in March 1997, it remained on the sidelines for the rest of the year. Sustainable economic growth continued, inflation fears subsided, and corporate profits remained intact.

As a result, the Dow Jones Industrial Average (DJIA) advanced 24.9% during the year. This represents a record seven consecutive year advance for the DJIA and the first time in its history that this blue chip index has risen 20% or more during three consecutive years. During 1997, the S&P 500 advanced 33.4% with a majority of this performance occurring during the first seven months of the year.

Investor sentiment changed frequently throughout the year. As we began 1997, investors focused on large global growth companies that could provide consistent earnings either from domestic markets or abroad. As a result, smaller capitalization companies lagged the overall market by a wide margin. Because of the noticeable disparity in returns, many investors shifted their interest to smaller companies during May. However, this interest was short lived. Investors panicked in October in response to the Asian crisis, at which time market leadership changed again with performance favoring large defensive growth companies with limited exposure to developing countries.

Fund B achieved a 31.2% investment return for calendar 1997 which is higher than the long-term average return for stocks. Fund B also outperformed the average diversified U.S. stock fund which returned 24.4%, according to Lipper Analytical Services Inc. The Portfolio benefitted from its holdings in technology, pharmaceutical, and financial industries. The return of the Portfolio was also propelled by several merger situations and share repurchase programs.

U.S. fundamentals remain solid, but the economy is expected to slow down in 1998. The present bull market has narrowed its focus considerably to those stocks perceived as "safe havens". At current levels, the U.S. stock market could be vulnerable to any disruption in corporate profits or fallout from the weakness in Asia.

American United Life Pooled Equity Fund B              Fund B    S&P 500

One Year                                                31.2%      33.4%
Five Years                                              18.7%      20.2%
Ten Years                                               16.1%      18.0%
Value of a hypothetical $10,000
investment made 12/31/87                              $44,348    $52,524
The charts above show the Fund B Portfolio's total returns, which include reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P 500 is a registered trademark of Standard & Poor's Corporation.

Performance numbers are net of all portfolio operating expenses, but do not include any separate account or contract charges. If performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so units may be worth more or less than their original cost when redeemed.

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

Report of Independent Accountants

Board of Managers and Contract Owners
American United Life Pooled Equity Fund B
Indianapolis, Indiana

We have audited the accompanying statement of net assets of American United Life Pooled Equity Fund B, including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1997 and confirmation by correspondence with brokers as to securities purchased but not received at that date or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American United Life Pooled Equity Fund B as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Indianapolis,  Indiana
February 2, 1998

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

American United Life Pooled Equity Fund B
statement of net assets
December 31, 1997                                       Assets:

Investments at value (cost: $8,538,883)
Common stock                                    $    13,004,303
Money market mutual funds                               751,324
Short-term notes                                        495,250

                                                     14,250,877
Cash                                                     26,273
Dividends and interest receivable                        25,032
Due from AUL                                                400

Total assets                                         14,302,582
Liabilities                                              23,046

Net Assets                                          $14,279,536

Units outstanding                                       932,682

Accumulation Unit Value                             $     15.31

The accompanying notes are an integral part of the financial statements.

American United Life Pooled Equity Fund B
statement of operations
for the year ended December 31, 1997
Net Investment Income:
Income
Dividends                                       $       260,943
Interest                                                 20,774

                                                        281,717

Expense
Investment management services                           40,319
Mortality and expense risks charges                     120,956

                                                        161,275

Net investment income                                   120,442

Gain on Investments:
Net realized gain                                     1,177,099
Net change in unrealized gain                         2,177,306

Net gain                                              3,354,405

Increase in Net Assets from Operations              $ 3,474,847

The accompanying notes are an integral part of the financial statements.

American United Life Pooled Equity Fund B
StatementS of Changes In Net Assets
For the years ended December 31, 1997 and 1996

                                                   1997             1996

Operations:
Net investment income                    $      120,442    $     157,883
Net realized gain                             1,177,099          370,506
Net change in unrealized gain                 2,177,306        1,637,717

Increase in net assets from operations        3,474,847        2,166,106

Changes from Contract Owner Transactions:
Proceeds from units sold                        262,150          604,294
Payments for units withdrawn                (2,025,646)      (2,723,610)
Payments for units redeemed                     (3,204)          (1,684)

Decrease                                    (1,766,700)      (2,121,000)

Net increase in net assets                    1,708,147           45,106
Net Assets at beginning year                 12,571,389       12,526,283

Net Assets at end of year                 $  14,279,536 $     12,571,389

Units sold                                       18,716           57,351
Units withdrawn                               (153,443)        (253,596)
Units redeemed                                    (233)            (156)

Net decrease in units  outstanding            (134,960)        (196,401)
Units outstanding at beginning of year        1,067,642        1,264,043

Units outstanding at end of year                932,682        1,067,642

The accompanying notes are an integral part of the financial statements.

American United Life Pooled Equity Fund B
Schedule of Investments
December 31, 1997
                                                                  Market
Description                                      Shares            Value

Common Stock (91.2%)
Aerospace (1.9%)
Boeing                                            2,800  $       137,025
Precision Castparts                               2,200          132,688

                                                                 269,713

Automotive & Auto Parts (4.9%)
Bandag, Inc.                                      5,600          299,250
Ford Motor Co                                     8,200          398,725

                                                                 697,975
Banks & Financial (12.0%)
American Express Company                          4,000          357,000
Banc One Corporation                              6,120          332,393
Ohio Casualty Corporation                         4,500          200,813
Travelers Group, Inc.                             8,644          465,695
Washington Mutual                                 5,470          349,054

                                                               1,704,955

Broadcasting & Publishing (8.1%)
Chris-Craft Industries, Inc.*                     4,821          252,199
Deluxe Corporation                                6,400          220,800
Gibson Greetings, Inc.                            8,000          175,000
Harland (John H.) Company                         7,300          153,300
Meredith Corporation                              5,900          210,556
Moore Corporation, Ltd.                           9,200          139,150

                                                               1,151,005

Electrical Equipment & Electronics (7.6%)
Baldor Electric Company                          16,840          365,217
Dynatech Corporation*                            11,600          543,750
General Electric Company                          2,400          176,100

                                                               1,085,067

Entertainment & Leisure (5.1%)
CPI Corporation                                  10,600          239,825
Fleetwood Enterprises, Inc.                      11,500          488,031

                                                                 727,856

Furniture & Apparel (10.3%)
Hillenbrand Industries, Inc.                      6,600          337,838
Kellwood Corporation                              9,300          279,000
La Z Boy Chair Company                            9,800          422,625
Liz Claiborne, Inc.                               6,100          255,055
Reebok International                              5,800          167,113

                                                               1,461,631

 *does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

American United Life Pooled Equity Fund B
Schedule of Investments (continued)
December 31, 1997                                                 Market
Description                                      Shares            Value

Common Stock (91.2%), continued
Health Care (7.2%)
Acuson Corporation*                               7,400  $       122,563
Guidant Corp.                                     1,400           87,150
Lilly (Eli) and Company                           2,572          179,075
McKesson Corporation                              4,000          433,500
Merck & Company, Inc.                             1,900          201,875

                                                               1,024,163

Information Processing & Telecommunications (10.5%)
AT&T Communications                               6,400          392,400
International Business Machines Corporation       2,900          303,230
Novell*                                          14,600          109,500
Sun Microsystems, Inc.*                           9,100          362,863
Telxon Corporation                               13,500          322,313

                                                               1,490,306

Merchandising (5.5%)
Longs Drug Stores Corporation                    12,100          388,712
Mercantile Stores Co.                             3,800          231,325
Stanhome, Inc.                                    6,500          166,969

                                                                 787,006

Metals & Mining (5.2%)
AK Steel Holding Corp.                            5,100           90,207
Aluminum Company of America                       4,000          281,500
Cleveland Cliffs, Inc.                            4,900          224,481
Oregon Steel Mills, Inc.                          7,300          155,581

                                                                 751,769

Oil & Oil Services (4.1%)
Royal Dutch Petroleum Company                     5,200          281,775
Valero Energy Corporation                         9,700          304,944

                                                                 586,719
*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

American United Life Pooled Equity Fund B
Schedule of Investments (continued)
December 31, 1997                                                 Market
Description                                      Shares            Value

Common Stock (91.2%), continued
Transportation (3.4%)
Alexander & Baldwin, Inc.                        10,500  $       286,781
Norfolk Southern Corporation                      6,600          203,363

                                                                 490,144

Miscellaneous (5.4%)
Carlisle Companies                                3,500          149,625
Kelly Services                                    9,600          288,000
Michael Foods, Inc.                               7,200          175,500
PG&E Corp.                                        5,373          162,869

                                                                 775,994

Total common stock (cost: $7,292,309)                         13,004,303


Money Market Mutual Funds (5.3%)
Dreyfus Cash Management                         450,131          450,131
Merrill Lynch Institutional Fund                301,193          301,193

Total money market mutual funds (cost: $751,324)                 751,324

                                Interest  Maturity  Principal
                                Rate      Date      Amount

Short-term Notes (3.5%)
G.E. Capital (cost: $495,250)   5.70%     1/13/1998 500,000      495,250

Total Investments (cost: $8,538,883)              $           14,250,877

*does not pay cash dividends
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. Significant Accounting Policies
American United Life Pooled Equity Fund B (Fund B) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. Fund B was established by and is managed by American United Life Insurance Company (AUL) for the purpose of issuing group and individual variable annuities.

Investments are valued at closing prices for those securities traded on organized exchanges and at bid prices for securities traded over-the-counter. Gains and losses on the sale of investments are determined on a first-in, first-out (FIFO) basis. Investment transactions are accounted for on a trade date basis.

Dividends are included in income as of the ex-dividend date. Interest income is accrued daily.

Operations of the Variable Account are part of, and are taxed with, the operations of AUL, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, investment income, including realized and unrealized capital gains of the investment accounts, is not taxed to AUL to the extent it is applied to increase reserves under the contracts. The Variable Account has not been charged for federal and state income taxes since none have been imposed.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments
Net realized and unrealized gain on investments is summarized below.
                                                 Common
                                                  Stock

Net Realized Gain:
Proceeds from securities sold              $  6,133,659
Cost of securities sold                       4,956,560

                                         $    1,177,099

Net change in Unrealized Gain:
Market value at end of period              $ 13,004,303
Less: investments purchased                 (3,886,270)
Add: investments sold at cost                 4,956,560
Less: market value at beginning of year    (11,897,287)

                                         $    2,177,306

3. Transactions With AUL
Fund B pays AUL an annual fee of 1.2% of its average daily net assets for providing investment management services and for mortality and expense risk charges. The expense incurred during the years ended December 31, 1997 and 1996 was $161,275 and $151,416, respectively.

AUL withholds a portion of the proceeds obtained from contract owners to pay commissions and certain expenses under a sales and administrative services agreement with Fund B. The amount AUL retained during the years ended December 31, 1997 and 1996 was $10,654 and $23,406, respectively.

4. Net Assets
Net Assets as of December 31, 1997:
Proceeds from units sold less payments     $(7,942,438)
for units withdrawn and redeemed
Net investment income                         4,099,431
Net realized gains                           12,410,549
Unrealized gain                               5,711,994

                                         $   14,279,536

The unrealized gain of $5,711,994 consists of common stock appreciation and depreciation of $5,838,350 and $126,356, respectively.

FINANCIAL HIGHLIGHTS
The per unit amounts are based on average units outstanding throughout the year.
                                              Year Ended December 31

                                    1997      1996      1995      1994      1993

Investment income                 $ 0.28    $ 0.26     $0.24    $ 0.19    $ 0.16
Expenses                            0.16      0.13      0.11      0.10      0.09

Net investment income               0.12      0.13      0.13      0.09      0.07
Net gain                            3.42      1.73      1.52      0.07      1.24

Net increase                        3.54      1.86      1.65      0.16      1.31
Value per unit:
Beginning of year                  11.77      9.91      8.26      8.10      6.79

End of year                      $ 15.31   $ 11.77    $ 9.91    $ 8.26    $ 8.10

Ratio to Average Net
Assets:
Expenses                           1.20%     1.20%     1.20%     1.20%     1.19%
Net investment income              0.90%     1.25%     1.39%     1.16%     1.01%
Total Return                       31.2%     19.8%     21.1%     2.94%     20.4%
Portfolio Turnover Rate              28%       18%       20%       23%       25%
Average Commission Rate Paid*   $ 0.0718  $ 0.0669       N/A       N/A       N/A
Units outstanding                    933     1,068     1,264     1,417     1,518
(in 000's)

*Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the SEC beginning in 1996.

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American United Life Insurance Company
   Pooled Equity Fund B
   P.O. Box 1995
   Indianapolis, IN 46206-9101

first class mail
P-9964  (1/98)